Fidelity®

Real Estate High Income

Fund

Semiannual Report

May 31, 2001

(2_fidelity_logos)(registered trademark)

REHI-SANN-0701 139028
1.723505.102

Contents

Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on the fund, including charges and expenses, call Jeff Gandel at 617-563-6414 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $100,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended May 31, 2001	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Real Estate High Income	9.35%	18.38%	94.54%	140.96%
ML High Yield Master	9.40%	6.04%	32.95%	62.73%
High Current Yield Funds Average	6.44%	-1.00%	19.23%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or since the fund started on January 5, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Merrill Lynch High Yield Master Index - a market value-weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. To measure how the fund's performance stacked up against its peers, you can compare it to the high current yield funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 396 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended May 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Real Estate High Income	18.38%	14.24%	14.72%
ML High Yield Master	6.04%	5.86%	7.90%
High Current Yield Funds Average	-1.00%	3.43%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

$100,000 Over Life of Fund

$100,000 Over Life of Fund: Let's say hypothetically that $100,000 was invested in Fidelity Real Estate High Income Fund on January 5, 1995, when the fund started. As the chart shows, by May 31, 2001, the value of the investment would have grown to $240,956 - a 140.96% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master Index did over the same period. With dividends reinvested, the same $100,000 investment would have grown to $162,729 - a 62.73% increase.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Performance - continued

Total Return Components

	Six months ended May 31,	Years ended November 30,
	2001	2000	1999	1998	1997	1996
Dividend returns	5.39%	11.01%	11.79%	9.74%	15.17%	9.59%
Capital returns	3.96%	2.57%	-2.71%	-11.09%	11.05%	9.12%
Total returns	9.35%	13.58%	9.08%	-1.35%	26.22%	18.71%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends

Periods ended May 31, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	6.99¢	49.96¢	97.52¢
Annualized dividend rate	8.27%	10.16%	10.07%
30-day annualized yield	10.83%	-	-

Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $9.95 over the past one month, $9.86 over the past six months and $9.68 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Semiannual Report

Fund Talk: The Manager's Overview

An interview with Stephen Rosen, Portfolio Manager of Fidelity Real Estate High Income Fund.

Q. How did the fund perform, Steve?

A. For the six-month period that ended May 31, 2001, the fund had a total return of 9.35%. In comparison, the Merrill Lynch High Yield Master Index, a broad measure of the high-yield bond market, returned 9.40%, while the high current yield funds average tracked by Lipper Inc. returned 6.44% during the same period. For the 12-month period that ended May 31, 2001, the fund returned 18.38%, while the Merrill Lynch index and the Lipper peer group returned 6.04% and -1.00%, respectively.

Q. What helped the fund perform in line with its index and outperform its peer group during the six-month period?

A. The fund's return was in line with the index as its real estate company bonds, real estate preferred stocks and real estate common stocks performed strongly, offsetting somewhat weaker returns from its commercial mortgage backed securities (CMBS). The fund's CMBS positions did well on an absolute basis, but could not keep up with the corporate bonds that comprise the index and that rallied during the period. During the past six months, real estate credit conditions weakened a bit as the delinquency rate among securitized mortgages increased, but remained at a level that was still low by historical standards. The uptick in delinquencies was not so much a function of the current economic slowdown, but rather the anticipated effect of collateral aging that takes place as loans season. To a lesser extent, oversupply in a couple of property types - limited-service hotels and health care properties - also contributed to the increased delinquency rate. Outside of these property types, however, balanced supply-and-demand technicals - for both commercial space and bonds - helped keep yield spreads stable. The fund's emphasis on high-yielding real estate securities helped it outperform its peers, many of which held a higher percentage of lower credit quality bonds that didn't perform as well.

Q. Did you alter your investment strategy during the period?

A. At the margin, yes, I did. While continuing to rely on our fundamental property level research process, I slowly boosted the average credit quality of the portfolio. I did this with an eye toward the softening of the economy and because our due diligence led us to higher credit quality securities. As in the past, I continued to look for securities that offered a total return advantage over comparably rated high-yield corporate bonds, typically through a combination of greater yield and price appreciation potential. My focus remained primarily on seasoned CMBS - a strategy that I feel gives the fund a competitive advantage through our credit analysis and property valuation process - but also included some newly issued CMBS and other high-yielding real estate securities. In analyzing CMBS, we continued to scrutinize values at the property level and, by doing so, it helped us to form judgements on the creditworthiness of the bonds.

Q. Are there any particular regions where the real estate market has softened considerably?

A. There are a few pockets of real estate in the U.S. that have unfavorable supply and demand technicals, such as the office markets in the San Francisco/Silicon Valley area and in northern Virginia, for example. In these markets, there are currently too many buildings with vacancies and not enough tenants. During the past few years, these regions became occupied by a large percentage of high technology and telecommunication services companies that drove rents to higher levels and fueled new construction. Unfortunately, many of these new buildings were completed at the same time that demand for commercial space fell sharply, with many companies either forced into bankruptcy or to downsize their office space. Generally speaking however, markets such as San Francisco and northern Virginia are the exceptions to otherwise balanced space markets right now.

Q. What specific fund holdings were positive contributors?

A. Shares in LNR Property, a mortgage-owning entity, appreciated nicely during the period after the market recognized that the underlying bonds, properties and mortgages on the company's balance sheet were undervalued. Another top contributor, SASC 1996-CFL Class H, a CMBS, performed well after its credit rating was upgraded. Similarly, BKB 1997-C1 Class G, another CMBS, benefited when the underlying loans were paid off at par faster than expected and it received a credit rating upgrade.

Q. Which securities in the fund disappointed?

A. A couple of Franchise Mortgage Acceptance Corp. (FMAC) bonds and Enterprise Mortgage Acceptance Corp. (EMAC) bonds underperformed as a result of loan defaults.

Q. What's your outlook?

A. Generally, domestic real estate credit conditions are balanced in relation to past economic cycles. However, I'm a little more cautious because the economic slowdown that was predicted is here and real estate tends to lag the general economy. Should the economy remain sluggish for an extended period of time, the real estate delinquency rate could continue to rise. On the regulatory front, the Financial Accounting Standard Board (FASB) recently came out with an accounting rule for future CMBS deals that could have meaningful implications for the market by restricting the flexibility of special servicers - the entities that manage troubled loans on behalf of bondholders. However, the industry is working with the FASB to reach a compromise. I will be following this issue closely. Turning to the fund, I think it's reasonably well positioned by owning a mix of securities with higher credit quality than six or 12 months ago. Moreover, these securities are backed by physical real estate assets with contractural leases that by and large, generate steady cash flows.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to provide high current income by investing primarily in real estate-related instruments, with an emphasis on lower-quality issues

Start date: January 5, 1995

Size: as of May 31, 2001, more than $282 million

Manager: Stephen Rosen, since 2000; joined Fidelity in 1995

3

Semiannual Report

Investments May 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Corporate Bonds - 10.4%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Convertible Bonds - 1.4%
Homebuilding/Real Estate - 0.5%
EOP Operating LP 7.25% 11/15/08 (d)	Baa1	$ 1,250,000	$ 1,293,750
Hotels - 0.9%
Capstar Hotel Co. 4.75% 10/15/04	B1	2,591,000	2,565,090
TOTAL CONVERTIBLE BONDS			3,858,840
Nonconvertible Bonds - 9.0%
Entertainment/Film - 0.3%
AMC Entertainment, Inc. 9.5% 3/15/09	Caa3	1,000,000	870,000
Healthcare - 0.2%
Fountain View, Inc. 11.25% 4/15/08 (b)	Caa1	1,780,000	623,000
Homebuilding/Real Estate - 3.4%
Crescent Real Estate Equities LP:
7% 9/15/02	Ba3	1,000,000	976,050
7.5% 9/15/07 (e)	Ba3	1,850,000	1,692,658
LNR Property Corp.:
9.375% 3/15/08	B1	2,635,000	2,648,175
10.5% 1/15/09	B1	4,140,000	4,274,550
			9,591,433
Hotels - 3.7%
Courtyard by Marriott II LP/Courtyard II Finance Co. 10.75% 2/1/08	Ba3	4,400,000	4,554,000
ITT Corp.:
6.75% 11/15/05	Ba1	2,080,000	2,017,600
7.375% 11/15/15	Ba1	2,750,000	2,488,750
7.75% 11/15/25	Ba1	1,000,000	920,000
ShoLodge, Inc.:
9.55% 9/1/07	Caa2	85,000	55,250
9.75% 11/1/06	Caa2	570,000	370,500
			10,406,100
Leisure - 1.0%
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	2,750,000	2,798,125
Telecommunications - 0.4%
Spectrasite Holdings, Inc. 0% 4/15/09 (c)	B3	2,330,000	1,118,400
TOTAL NONCONVERTIBLE BONDS			25,407,058
TOTAL CORPORATE BONDS (Cost $27,771,197)			29,265,898
U.S. Treasury Obligations - 1.0%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
U.S. Treasury Notes 5% 2/15/11 (Cost $2,949,375)	Aaa	$ 3,000,000	$ 2,909,070
Asset-Backed Securities - 3.5%

AQFTC I 10% 12/17/29	-	3,193,337	3,149,429
LBFTC I 10% 2/25/30	-	1,082,336	1,025,067
Long Beach Asset Holdings Corp. 8.25% 9/21/12	BB	3,710,677	3,613,272
Morgan Stanley ABS Capital I Trust 13.75% 8/25/30	Ba3	680,398	680,398
Saxon Asset Securities Trust:
8% 12/25/27 (d)	BB	859,709	804,936
8.6% 12/25/27 (d)	B	741,821	661,003
TOTAL ASSET-BACKED SECURITIES (Cost $9,645,351)			9,934,105
Collateralized Mortgage Obligations - 0.9%

Private Sponsor - 0.9%
Countrywide Funding Corp.:
Series 1998-A7 Class B5, 6.5% 7/25/13 (d)	-	349,324	244,854
Series 1999-A2 Class B4, 6.25% 3/25/14	-	246,886	180,194
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2:
Class 2B, 7.1003% 12/29/25 (d)(e)	Ba3	512,935	242,763
Class 2C, 7.1003% 12/29/25 (d)(e)	B3	2,550,000	823,172
DLJ Mortgage Acceptance Corp. Series 1996-TD:
Class C, 6.8799% 9/29/23 (d)(e)	B3	428,791	352,836
Class D, 6.6697% 9/29/23 (d)(e)	-	645,955	142,110
GE Capital Mortgage Services, Inc. Series 1998-7:
Class B4, 6.5% 4/25/13 (d)	-	297,597	229,241
Class B5, 6.5% 4/25/13 (d)	-	148,054	33,312
Collateralized Mortgage Obligations - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Private Sponsor - continued
Nomura Asset Acceptance Corp. Series 2001 R-1 Class B4, 7% 2/19/30	-	$ 250,000	$ 117,500
Residential Accredit Loans, Inc. Series 2001-QS6:
Class B1, 6.5% 5/25/16 (d)	-	219,300	173,384
Class B2, 6.5% 5/25/16 (d)	-	109,700	69,402
Class B3, 6.5% 5/25/16 (d)	-	219,377	44,972
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,646,170)			2,653,740
Commercial Mortgage Securities - 61.7%

Artesia Mortgage CMBS, Inc. Series 1998-C1 Class F, 6.9686% 6/25/30	Ba2	4,513,000	3,464,256
Asset Securitization Corp. Series 1997-D5 Class A8, 10.115% 2/14/41	BBB-	2,080,272	2,219,634
Atherton Franchise Loan Funding LLP Series 1998-A:
Class E, 8.25% 5/15/20 (d)	BB	1,500,000	922,031
Class F, 7.44% 8/15/19 (d)	B	2,000,000	818,750
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 7.5003% 8/1/24 (d)(e)	-	1,400,000	946,750
BKB Commercial Mortgage Trust weighted average coupon Series 1997-C1:
Class F, 7.1785% 4/26/04 (d)(e)	BBB	152,215	151,632
Class G, 7.5625% 4/27/09 (d)(e)	BB	2,141,500	1,970,180
Class H, 7.1785% 10/25/22 (d)(e)	-	576,825	144,206
Blaylock Mortgage Capital Corp. Series 1997-A:
Class B5, 6.425% 10/15/03 (d)	B-	110,000	87,725
Class B6, 6.425% 10/15/03 (d)	CCC	110,000	68,750
Class B7, 6.425% 10/15/03 (d)	-	147,000	72,581
CBA Mortgage Corp. Series 1993-C1:
Class G, 6.72% 12/25/03	-	1,852,837	1,561,386
Class H, 6.72% 12/25/03	-	1,852,837	1,406,211

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Chase Commercial Mortgage Securities Corp.:
floater Series 2000-FL1A Class H, 11.76% 12/15/13 (e)	B	$ 2,743,729	$ 2,765,808
Series 1998-1 Class F, 6.56% 3/18/13	Ba2	5,000,000	3,790,625
Commercial Mortgage Acceptance Corp. weighted average coupon Series 1998-C2:
Class F, 5.44% 5/15/13 (d)(e)	BB+	5,000,000	3,303,125
Class G, 9.0669% 7/15/13 (d)(e)	BB	2,500,000	1,571,875
Commercial Mortgage Asset Trust:
Series 1999-C1 Class F, 6.25% 11/17/13 (d)	Ba1	4,000,000	2,772,500
Series 1999-C2 Class G, 6% 11/17/32	Ba1	1,750,000	1,113,984
CS First Boston Mortgage Securities Corp.:
Series 1995-AEW1 Class G2, 8.1418% 11/25/27 (d)(e)	-	1,968,502	1,231,852
Series 1997-C2 Class H, 7.46% 5/17/16	B2	3,190,000	1,718,392
Series 1997-SPICE Class E, 7.482% 4/20/38	-	4,149,000	3,994,118
Series 2000-C1 Class G, 7.325% 4/15/62	BB+	3,100,000	2,587,161
Series 2000-FL1:
Class F, 9.2159% 9/15/03 (e)(f)	Ba2	1,500,000	1,425,000
Class G, 9.2159% 9/15/03 (e)(f)	Ba3	2,050,000	1,896,250
Class H, 9.2159% 9/15/03 (e)(f)	B2	2,184,000	1,916,460
Class J, 9.2159% 9/15/03 (e)(f)	B3	1,478,000	1,208,265
Class K, 9.2159% 9/15/03 (e)(f)	-	2,573,000	1,009,903
Class V1, 0% 9/1/03	-	6,236,357	1
weighted average coupon Series 1997-SPICE Class G, 7.5749% 4/20/38 (d)(e)	-	1,322,209	979,114
DLJ Commercial Mortgage Corp. floater Series 1999-STF1 Class B5, 7.6532% 10/5/01 (e)	B2	7,156,000	7,055,229
DLJ Mortgage Acceptance Corp.:
Series 1994-MF11:
Class B2, 8.1% 6/18/04 (d)	Ba2	1,201,000	1,163,435
Class B3, 8.1% 6/18/04 (d)	B2	1,342,000	1,215,090
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
DLJ Mortgage Acceptance Corp.: - continued
Series 1994-MF4 Class C, 8.5% 11/18/01 (d)	-	$ 460,000	$ 455,400
Series 1997-CF1 Class B3, 7.74% 1/15/12	Aaa	1,465,000	945,104
Enterprise Mortgage Acceptance Co. Series 1998-1 Class E, 8.18% 6/15/16 (d)	-	2,110,000	822,900
First Chicago/Lennar Trust I weighted average coupon Series 1997-CHL1:
Class D, 8.0835% 4/13/39 (e)	-	1,978,000	1,740,385
Class E, 8.0835% 4/29/39 (e)	-	4,200,000	3,282,468
First Union National Bank-Bank of America NA Series 2001-C1:
Class J, 6% 1/15/11	Ba1	4,124,000	3,112,331
Class K, 6% 1/15/11	-	4,680,000	3,412,013
FMAC Loan Receivables Trust weighted average coupon:
Series 1997-A Class F, 8.114% 4/15/19 (d)(e)	-	1,382,881	207,432
Series 1997-B:
Class E, 7.8912% 9/15/19 (d)(e)	-	1,000,000	50,000
Class F, 7.89% 9/15/19 (d)(e)	-	2,172,754	43,455
Series 1998-A Class E, 7.9252% 9/15/20 (d)(e)	BB	777,649	46,659
G Force CDO 2001 Ltd./G Force CDO 2001 1 Corp. Series 2001-1A Class E, 8.8% 1/20/12	BBB-	5,836,988	5,490,417
GAFCO Franchisee Loan Trust Series 1998-1 Class D, 14% 6/1/16 (d)(e)	-	2,700,000	2,102,203
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc.:
Series 1996-C1 Class F, 7.86% 10/15/28 (d)	Ba1	2,646,000	2,452,925
Series 1999-C1 Class F, 6.02% 5/15/33	Ba	4,500,000	3,314,531
Series 2000-C3 Class A2, 6.957% 12/1/15	Aaa	7,000,000	7,120,313
JP Morgan Commercial Mortgage Finance Corp. Series 1999-C7:
Class G, 6% 10/15/35	B	13,273,000	7,494,055
Class H, 6% 10/15/35	B-	1,991,000	886,228

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Kidder Peabody Acceptance Corp. I:
Series 1993-M3 Class F, 6.5% 11/25/25 (d)	B2	$ 1,430,186	$ 1,392,197
Series 1994-M1 Class D, 8.1284% 7/25/01 (d)(e)	-	842,000	791,480
LB Multifamily Mortgage Trust Series 1991-4 Class A1, 7.625% 4/25/21 (e)	Caa1	5,197,403	4,651,676
LTC Commercial Mortgage pass through certificates Series 1998-1 Class E, 7.792% 5/28/30 (d)	BB	800,000	650,000
Morgan Stanley Capital I, Inc.:
Series 1997-RR:
Class D, 7.7543% 4/30/39 (e)	-	2,070,111	1,687,788
Class F, 7.6773% 4/30/39 (e)	-	7,600,409	4,667,126
Class G1, 7.6773% 4/30/39 (d)(e)	-	5,350,864	2,371,102
Series 1998-HF1 Class F, 7.18% 12/15/09	Aaa	6,500,000	5,732,442
Series 1998-XL1 Class H, 6.9844% 6/3/30	-	2,230,000	1,892,364
Mortgage Capital Funding, Inc.:
Series 1996-MCI Class G, 7.15% 7/15/28 (d)	BB	2,000,000	1,792,500
Series 1998-MC3 Class F, 7.3172% 11/18/31 (d)(e)	Ba1	1,300,000	1,090,213
Nationslink Funding Corp. Series 1998-2 Class F, 7.105% 8/20/30	BB	6,000,000	4,768,125
Nomura Asset Securities Corp.:
Series 1998-D6 Class B1, 6% 3/15/30	BB+	9,500,000	6,596,563
weighted average coupon Series 1994-MD1 Class B2, 9.279% 3/15/18 (d)(e)	-	4,755,000	4,080,384
Nomura Depositor Trust floater Series 1998-ST1A:
Class B2, 8.6225% 1/15/03 (d)(e)	-	3,529,000	3,333,251
Class B2A, 8.6225% 2/15/34 (d)(e)	-	5,765,000	5,445,223
Penn Mutual Life Insurance Co./Penn Insurance & Annuity Co. Series 1996-PML:
Class L, 7.9% 11/15/26 (d)	-	2,500,000	1,398,438
Class M, 7.9% 11/15/26 (d)	-	5,862,000	1,406,880
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Salomon Brothers Mortgage Securities VII, Inc.:
Series 1999-C1 Class G, 7.3568% 12/18/12 (e)	Ba1	$ 3,598,500	$ 2,898,592
Series 2000-NL1 Class H, 6.9674% 10/15/08	-	2,900,000	2,407,264
Series 2000-NL1, 6.97% 10/15/08 (f)	Baa3	5,013,000	4,692,043
7% 12/18/12	-	5,000,000	3,713,688
Structured Asset Securities Corp.:
Series 1994-C1 Class F, 6.87% 8/25/26	BB+	3,250,000	2,791,699
Series 1995-C1 Class F, 7.375% 9/25/24 (d)	-	2,000,000	1,736,875
Series 1996-CFL Class H, 7.75% 2/25/28 (d)	BB	2,500,000	2,382,422
Structured Mortgage Trust weighted average coupon Series 1997-2:
Class C, 7.41% 1/30/06 (d)	-	145,053	105,390
Class D, 7.41% 1/30/06 (d)	-	183,226	116,320
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $172,125,538)			174,123,143
Common Stocks - 7.1%
	Shares
Homebuilding/Real Estate - 6.8%
AMRESCO Capital Trust, Inc.	190,600	1,505,740
Annaly Mortgage Management, Inc.	150,000	1,942,500
Anthracite Capital, Inc.	189,200	2,081,200
Apartment Investment & Management Co. Class A	48,000	2,201,760
Boardwalk Equities, Inc.	176,100	1,259,247
CBL & Associates Properties, Inc.	35,000	1,001,000
Clarion Commercial Holdings, Inc. Class A	15,800	125,768
Crescent Real Estate Equities Co.	30,700	749,694
Equity Office Properties Trust	63,000	1,833,300
Fortress Investment Corp. (d)	25,000	309,375
iStar Financial, Inc.	25,000	659,500
LNR Property Corp.	100,000	3,110,000
Northstar Capital Investment Corp. (d)	40,000	565,000
RAIT Investment Trust	109,500	1,754,190
		19,098,274
Hotels - 0.3%
Starwood Hotels & Resorts Worldwide, Inc. unit	27,000	1,021,410
TOTAL COMMON STOCKS (Cost $18,960,156)		20,119,684
Preferred Stocks - 5.8%
	Shares	Value (Note 1)
Convertible Preferred Stocks - 4.9%
Diversified Financial Services - 0.5%
Host Marriott Financial Trust $3.375 QUIPS	35,000	$ 1,483,125
Homebuilding/Real Estate - 3.4%
Equity Office Properties Trust Series B, $2.625	48,000	2,184,000
Equity Residential Properties Trust Series G, $1.8125	18,500	453,435
FelCor Lodging Trust, Inc. Series A $1.95	6,700	137,350
General Growth Properties, Inc. $1.8124 PIERS	65,000	1,637,350
Glenborough Realty Trust, Inc. Series A, $1.9375	102,200	2,027,648
Reckson Associates Realty Corp. Series A, $1.9064	55,000	1,210,000
Vornado Realty Trust Series A, $3.25	34,100	1,803,890
		9,453,673
Hotels - 1.0%
Innkeepers USA Trust Series A, $2.16	141,500	2,893,675
TOTAL CONVERTIBLE PREFERRED STOCKS		13,830,473
Nonconvertible Preferred Stocks - 0.9%
Homebuilding/Real Estate - 0.9%
Crown American Realty Trust Series A, $5.50	50,000	2,401,500
TOTAL PREFERRED STOCKS (Cost $15,148,322)		16,231,973
Cash Equivalents - 8.9%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 4.04%, dated 5/31/01 due 6/1/01 (Cost $25,069,000)	$ 25,071,817	$ 25,069,000
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $274,315,109)		280,306,613
NET OTHER ASSETS - 0.7%		2,083,387
NET ASSETS - 100%	$ 282,390,000
Security Type Abbreviations
PIERS	-	Preferred Income Equity Redeemable Securities
QUIPS	-	Quarterly Income Preferred Securities
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $57,683,355 or 20.4% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
CS First Boston Mortgage Securities Corp. Series 2000-FL1 Class F, 9.2159% 9/15/03	12/21/00	$ 1,429,453
CS First Boston Mortgage Securities Corp. Series 2000-FL1 Class G, 9.2159% 9/15/03	12/21/00	$ 1,902,016
CS First Boston Mortgage Securities Corp. Series 2000-FL1 Class H, 9.2159% 9/15/03	12/21/00	$ 1,921,920
CS First Boston Mortgage Securities Corp. Series 2000-FL1 Class J, 9.2159% 9/15/03	12/21/00	$ 1,211,960
CS First Boston Mortgage Securities Corp. Series 2000-FL1 Class K, 9.2159% 9/15/03	12/21/00	$ 1,016,294
Salomon Brothers Mortgage Securities VII, Inc. Series 2000-NL1, 6.97% 10/15/08	2/12/01	$ 4,780,365
Other Information

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	6.0%	AAA, AA, A	6.0%
Baa	2.1%	BBB	6.9%
Ba	15.0%	BB	16.4%
B	13.1%	B	12.2%
Caa	2.3%	CCC	0.5%
Ca, C	0.0%	CC, C	0.0%
		D	1.9%
The percentage not rated by Moody's or S&P amounted to 22.8%. FMR has determined that unrated debt securities that are lower quality account for 22.8% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $108,458,453 and $54,674,484, respectively, of which long-term U.S. government and government agency obligations aggregated $15,486,406 and $17,938,859, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,454 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $12,147,921 or 4.3% of net assets.

Income Tax Information

At May 31, 2001, the aggregate cost of investment securities for income tax purposes was $274,349,532. Net unrealized appreciation aggregated $5,957,081, of which $14,628,688 related to appreciated investment securities and $8,671,607 related to depreciated investment securities.

At November 30, 2000, the fund had a capital loss carryforward of approximately $2,785,000 of which $1,185,000 and $1,600,000 will expire on November 30, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $25,069,000) (cost $274,315,109) - See accompanying schedule		$ 280,306,613
Cash		321,058
Receivable for investments sold		261,401
Dividends receivable		98,281
Interest receivable		2,222,077
Total assets		283,209,430
Liabilities
Payable for investments purchased	$ 628,255
Accrued management fee	167,113
Other payables and accrued expenses	24,062
Total liabilities		819,430
Net Assets		$ 282,390,000
Net Assets consist of:
Paid in capital		$ 278,754,197
Undistributed net investment income		520,061
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,875,762)
Net unrealized appreciation (depreciation) on investments		5,991,504
Net Assets, for 28,328,954 shares outstanding		$ 282,390,000
Net Asset Value, offering price and redemption price per share ($282,390,000 ÷ 28,328,954 shares)		$9.97

Statement of Operations

	Six months ended May 31, 2001 (Unaudited)
Investment Income Dividends		$ 1,569,553
Interest		10,040,873
Total income		11,610,426
Expenses
Management fee	$ 883,173
Transfer agent fees	19,838
Accounting fees and expenses	53,664
Non-interested trustees' compensation	408
Custodian fees and expenses	6,054
Registration fees	10,195
Audit	17,663
Legal	2,337
Miscellaneous	112
Total expenses before reductions	993,444
Expense reductions	(16,608)	976,836
Net investment income		10,633,590
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(57,326)
Foreign currency transactions	(143)	(57,469)
Change in net unrealized appreciation (depreciation) on investment securities		10,151,335
Net gain (loss)		10,093,866
Net increase (decrease) in net assets resulting from operations		$ 20,727,456

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended May 31, 2001 (Unaudited)	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 10,633,590	$ 13,919,947
Net realized gain (loss)	(57,469)	502,559
Change in net unrealized appreciation (depreciation)	10,151,335	4,587,028
Net increase (decrease) in net assets resulting from operations	20,727,456	19,009,534
Distributions to shareholders From net investment income	(12,073,032)	(14,666,594)
Share transactions Net proceeds from sales of shares	55,958,632	80,077,873
Reinvestment of distributions	12,070,592	14,666,594
Net increase (decrease) in net assets resulting from share transactions	68,029,224	94,744,467
Total increase (decrease) in net assets	76,683,648	99,087,407
Net Assets
Beginning of period	205,706,352	106,618,945
End of period (including undistributed net investment income of $520,061 and $1,959,503, respectively)	$ 282,390,000	$ 205,706,352
Other Information Shares
Sold	5,664,410	8,477,680
Issued in reinvestment of distributions	1,223,099	1,557,982
Net increase (decrease)	6,887,509	10,035,662

Financial Highlights

	Six months ended May 31, 2001	Years ended November 30,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997	1996
Net asset value, beginning of period	$ 9.590	$ 9.350	$ 9.760	$ 12.420	$ 11.850	$ 11.040
Income from Investment Operations Net investment income D	.430	.907	.931	1.033	1.124	.950
Net realized and unrealized gain (loss)	.450	.297	(.100)	(1.136)	1.594	.970
Total from investment operations	.880	1.204	.831	(.103)	2.718	1.920
Less Distributions
From net investment income	(.500)	(.964)	(1.085)	(1.117)	(1.508)	(.930)
From net realized gain	-	-	(.156)	(1.440)	(.640)	(.180)
Total distributions	(.500)	(.964)	(1.241)	(2.557)	(2.148)	(1.110)
Net asset value, end of period	$ 9.970	$ 9.590	$ 9.350	$ 9.760	$ 12.420	$ 11.850
Total Return B, C	9.35%	13.58%	9.08%	(1.35)%	26.22%	18.71%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 282,390	$ 205,706	$ 106,619	$ 73,529	$ 49,921	$ 57,697
Ratio of expenses to average net assets	.82% A	.89%	.91%	.91%	1.02%	.91%
Ratio of expenses to average net assets after expense reductions	.81% A, E	.86% E	.89% E	.89% E	.99% E	.90% E
Ratio of net investment income to average net assets	8.78% A	9.67%	9.84%	9.65%	9.58%	8.72%
Portfolio turnover rate	48% A	53%	16%	53%	80%	53%

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended May 31, 2001 (Unaudited)

1. Significant Accounting Policies.

Fidelity Real Estate High Income Fund (the fund) is a fund of Fidelity Advisor Series IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's schedule of investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's schedule of investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .60%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .73% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .02% of average net assets.

Accounting Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on their pro rata portion of the line of credit. During the period the fund had no borrowings on this line of credit.

6. Expense Reductions.

Certain security trades were directed to brokers who paid $2,464 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period these credits reduced the fund's custody and transfer agent expenses by $2,171 and $11,973, respectively.

7. Beneficial Interest.

At the end of the period, four shareholders were each record owners of more than 10% of the total outstanding shares of the fund, totaling 96%.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Officers

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer
Paul F. Maloney, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Marie L. Knowles *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Robert C. Pozen

Advisory Board

Abigail P. Johnson

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

* Independent trustees